UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC
(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11451 Katy Freeway, Suite 500
Houston, Texas 77079
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (281) 598-8600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Sale of Assets
On November 15, 2013, Black Elk Energy Offshore Operations, LLC (the “Company” or “we”) entered into a Purchase and Sale Agreement (the “Renaissance PSA”) with Renaissance Offshore, LLC (“Renaissance”). Pursuant to the Renaissance PSA, Renaissance acquired our interests, subject to certain exclusions, in the South Pass 65 Field, for $60 million, subject to normal purchase price adjustments (the “Renaissance Sale”). The Renaissance Sale closed on November 15, 2013.
Pursuant to the Renaissance PSA, and subject to specified limitations described therein, we agreed to indemnify Renaissance, its Affiliates (as defined in the Renaissance PSA) and their respective directors, officers, employees, stockholders, members, agents, consultants, advisors and other representatives against certain losses resulting from any breach of any representations, warranties and covenants of the Company, regardless of fault, contained in the Renaissance PSA, and for certain other matters. Renaissance has agreed to indemnify us, our Affiliates (as defined in the Renaissance PSA) and our respective directors, managers, general partners, officers, agents, employees, consultants, equity owners, stockholders and other representatives against certain losses resulting from any breach of any representations, covenants or obligations of Renaissance contained in the Renaissance PSA and, subject to certain limitations, the operation and ownership of the assets acquired pursuant to the Renaissance PSA, regardless of fault, and damages, including environmental damages, relating thereto.
The foregoing description of the Renaissance PSA is qualified in its entirety by reference to the full and complete terms of the Renaissance PSA, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 under the heading “Sale of Assets” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1*	Purchase and Sale Agreement by and between Black Elk Offshore Operations, LLC, as Seller, and Renaissance Offshore, LLC, as Purchaser, South Pass Field 65 dated as of November 15, 2013.

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Renaissance PSA have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 20, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ John Hoffman
	Name:	John Hoffman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1*	Purchase and Sale Agreement by and between Black Elk Offshore Operations, LLC, as Seller, and Renaissance Offshore, LLC, as Purchaser, South Pass 65 Field dated as of November 15, 2013.

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Renaissance PSA have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.